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                                                                   EX-99.906CERT

  CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Peter Moran, President of BHR Institutional Funds (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended March 31, 2009 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: May 28, 2009                      /s/ Peter Moran
                                        ----------------------------------------
                                        Peter Moran, President
                                        (principal executive officer)

I, John Leven, Treasurer of BHR Institutional Funds (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended March 31, 2009 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: May 28, 2009                      /s/ John Leven
                                        ----------------------------------------
                                        John Leven, Treasurer
                                        (principal financial officer)

These certifications are being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and are not being filed as part of the report or as a separate disclosure document.